UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 25, 2008
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.70

Item 1.01. Entry into a Material Definitive Agreement.
     As described in Item 5.02, on September 25, 2008, we entered into a Severance Agreement with Leland A. Nichols in connection with his appointment as our Senior Vice President — Sales and Marketing. The disclosure provided in Item 5.02 of this Form 8-K relating to the Severance Agreement with Mr. Nichols is hereby incorporated by reference into this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective September 25, 2008, Thomas L. Taylor is leaving his position with our company as Vice President — Marketing. Also effective September 25, 2008, we appointed William F. Spengler, our Executive Vice President and Chief Financial Officer, as our Treasurer. John A. Kelly, our former Treasurer, will remain in his role as our Vice President of Financial Planning and Control.
     Effective September 25, 2008, we appointed Leland A. Nichols, our Vice President — Sales, as our Senior Vice President — Sales and Marketing. Mr. Nichols served as Vice President — Sales of our company since January 2005 and President and Chief Operating Officer of our subsidiary, Smith & Wesson Corp., since April 2006. Mr. Nichols was Executive Vice President of the Cabinetry Division of the Kohler Company from July 2002 until joining our company. In view of the change in Mr. Nichols’ responsibilities, Michael F. Golden, our President and Chief Executive Officer, will assume the duties of President of Smith & Wesson Corp. in addition to his President and Chief Executive Officer roles in our company. The position of Chief Operating Officer of Smith & Wesson Corp. will not be filled at this time.
     In connection with the appointment of Mr. Nichols as our Senior Vice President — Sales and Marketing, we entered into a Severance Agreement with Mr. Nichols. The Severance Agreement provides that, in the event we terminate Mr. Nichols’ employment other than for cause (as defined in the Severance Agreement), (a) we will pay Mr. Nichols his base salary for a period of 12 months following such termination, (b) we will pay Mr. Nichols, at the same time as bonuses are paid to our other executives, a portion of the bonus earned by Mr. Nichols for the period commencing on the first day of the fiscal year for which the bonus is calculated and ending on the date of termination, and (c) all unvested stock-based compensation held by Mr. Nichols shall vest as of the date of termination. The Severance Agreement also restricts Mr. Nichols from competing with our business or soliciting our employees for designated periods following a termination by us of Mr. Nichols’ employment other than for cause.
     The foregoing description of the Severance Agreement is only a summary and is qualified in its entirety by reference to the full text of the Severance Agreement, which is attached hereto as Exhibit 10.70 and is hereby incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.

          Not applicable.
     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibits

10.70	Severance Agreement, dated as of September 25, 2008, by and between the Registrant and Leland A. Nichols.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: September 26, 2008	By:	/s/ Michael F. Golden
Michael F. Golden
President and Chief Executive Officer

By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX
10.70	Severance Agreement, dated as of September 25, 2008, by and between the Registrant and Leland A. Nichols.